UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 31, 2014

Quiksilver, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-14229	33-0199426
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

15202 Graham Street, Huntington Beach, CA	92649
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (714) 889-2200

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 31, 2014, Robert B. McKnight, Jr., the Executive Chairman of Quiksilver, Inc. (the “Company”), and Charles S. Exon, the Chief Legal Officer and Secretary of the Company, each retired as an executive officer of the Company.

Also on October 31, 2014, the Company entered into retirement agreements with each of Messrs. McKnight and Exon (the “Retirement Agreements”) setting forth the terms of each of their retirement from the Company and continuing consulting obligations. The terms of the Retirement Agreements are summarized below.

Pursuant to the terms of Mr. McKnight’s Retirement Agreement, as of October 31, 2014 (the “Retirement Date”), his employment as Executive Chairman of the Company terminated. However, Mr. McKnight will continue to serve as a member of the Board of Directors of the Company.

Mr. McKnight’s Retirement Agreement further provides for the Company to pay Mr. McKnight severance payments pursuant to the Amended and Restated Employment Agreement between Mr. McKnight and the Company, dated January 3, 2013 (the “McKnight Employment Agreement”). The severance payments equal $83,333.33 per month, less applicable withholdings and deductions, commencing November 2014 and continuing through (and ending with) October 2016. In addition, pursuant to his Retirement Agreement, Mr. McKnight will continue to provide consulting and strategic advisory services to the Company on an as-requested basis for three years following his retirement. In consideration of these services, the Company will pay to Mr. McKnight a consulting fee of twelve installment payments of $83,333.33 per installment, with the first installment payable in November 2016 and installments continuing monthly through (and ending with) October 2017. During the period that Mr. McKnight is providing consulting services, the Company will also pay Mr. McKnight up to $894.33 per month should Mr. McKnight elect to continue group health insurance coverage under the Consolidated Omnibus Budget Reconciliation Act of 1985 or similar state law.

Under Mr. McKnight’s Retirement Agreement, his stock options and restricted stock units will be treated in accordance with the Company’s 2000 Stock Incentive Plan or 2013 Performance Incentive Plan, as applicable, and applicable individual award agreements, except that, in the event that Mr. McKnight ceases to provide services to the Company either as a director or consultant by reason of his death or permanent disability, any unexercised stock options that he holds as of the date that he ceases to provide services that have not previously expired will remain exercisable until October 31, 2017.

Pursuant to the terms of Mr. Exon’s Retirement Agreement, as of the Retirement Date, his employment as Chief Legal Officer and Secretary of the Company terminated.

Mr. Exon’s Retirement Agreement further provides for the Company to pay Mr. Exon severance payments pursuant to the Employment Agreement between Mr. Exon and the Company, dated January 5, 2012 (the “Exon Employment Agreement”). The severance payments equal $45,833.33 per month, less applicable withholdings and deductions, commencing November 2014 and continuing through (and ending with) April 2016. Pursuant to his Retirement Agreement, Mr. Exon will continue to provide consulting and strategic advisory services to the Company on an as-requested basis for two years following his retirement. In addition, the Company will provide Mr. Exon with the opportunity to access career transition/outplacement services for a period of six months from the Retirement Date at a cost not to exceed $10,000.

Under Mr. Exon’s Retirement Agreement, his stock options and restricted stock units will be treated in accordance with the Company’s 2000 Stock Incentive Plan or 2013 Performance Incentive Plan, as applicable, and applicable individual award agreements, except that, in the event that Mr. Exon ceases to provide services to the Company as a consultant by reason of his death or permanent disability, any unexercised stock options that he holds as of the date that he ceases to provide services that have not previously expired will remain exercisable until October 31, 2017.

The foregoing summary of the Retirement Agreements is not complete and reference should be made to the complete text of the Retirement Agreements, which are filed herewith as Exhibit 10.1 and Exhibit 10.2, and incorporated herein by reference.

On November 3, 2014, the Company and Andy Mooney, the Company’s Chairman and Chief Executive Officer, entered into an amendment (the “Amendment”) to the Employment Agreement between the Company and Mr. Mooney dated January 2, 2013 (the “Mooney Employment Agreement”). Pursuant to the Amendment, for the Company’s fiscal year commencing November 1, 2014 and ending October 31, 2015 (“Fiscal 2015”), in lieu of a cash base salary Mr. Mooney was granted 675,676 restricted stock units of the Company (the “RSU Compensation”). In accordance with the Amendment, the number of restricted stock units granted to Mr. Mooney was determined by dividing $1,250,000 by $1.85, the closing price of the Company’s common stock on the New York Stock Exchange on November 3, 2014. The RSU Compensation was granted under, and subject to the terms of, the Company’s 2013 Performance Incentive Plan and the Restricted Stock Unit Agreement attached to the Amendment as Exhibit A (the “RSU Agreement”), which provides, among other things, that the RSU Compensation will vest in its entirety on, and the shares of the Company’s common stock subject to the RSU Compensation will be issued to Mr. Mooney on or promptly following, October 31, 2015, if he is still in Service (as defined in the RSU Agreement) to the Company as of such date. The RSU Compensation is also subject to accelerated vesting in certain circumstances such as Mr. Mooney’s death, disability, retirement with the Company’s consent or certain severance events as more particularly described in the RSU Agreement.

Under the Amendment, Mr. Mooney’s “base salary” for Fiscal 2015 will be deemed to be $1,000,000 for the purposes of certain severance provisions in the Mooney Employment Agreement, should such severance provisions be triggered. Additionally, Mr. Mooney’s target bonus eligibility for Fiscal 2015 is $1,250,000, prorated, if necessary, for that portion of Fiscal 2015 of actual employment all as provided in the Mooney Employment Agreement.

Unless the Mooney Employment Agreement is modified by further amendment, Mr. Mooney’s base salary will revert back to an annualized cash amount of $1,000,000 starting with the Company’s fiscal year commencing November 1, 2015.

The foregoing summary of the Amendment is not complete and reference should be made to the complete text of the Amendment (which includes the RSU Agreement as Exhibit A), which is filed herewith as Exhibit 10.3 and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

The following exhibits are being filed herewith:

Exhibit No.	Exhibit Title or Description
10.1	Retirement Agreement between Quiksilver, Inc. and Robert B. McKnight, Jr., dated October 31, 2014

10.2	Retirement Agreement between Quiksilver, Inc. and Charles S. Exon, dated October 31, 2014

10.3	Amendment to Employment Agreement between Quiksilver, Inc. and Andrew P. Mooney, dated November 3, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 5, 2014	Quiksilver, Inc. (Registrant)

	By:	/s/ Richard Shields
Richard Shields
Chief Financial Officer

Index to Exhibits

Exhibit No.	Exhibit Title or Description
10.1	Retirement Agreement between Quiksilver, Inc. and Robert B. McKnight, Jr., dated October 31, 2014

10.2	Retirement Agreement between Quiksilver, Inc. and Charles S. Exon, dated October 31, 2014

10.3	Amendment to Employment Agreement between Quiksilver, Inc. and Andrew P. Mooney, dated November 3, 2014

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